UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2016 (December 16, 2016)

SUNOCO LOGISTICS PARTNERS L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3807 West Chester Pike,

Newtown Square, PA 19073

(Address of principal executive office) (Zip Code)

(866) 248-4344

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 16, 2016, Sunoco Logistics Partners L.P. (“SXL”), together with Sunoco Partners LLC (“SXL GP”), SXL Acquisition Sub LLC, a wholly owned subsidiary of SXL (“SXL Merger Sub”), and SXL Acquisition Sub LP, a wholly owned subsidiary of SXL (“SXL Merger Sub LP”), entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”) with Energy Transfer Partners, L.P. (“ETP”), Energy Transfer Partners GP, L.P., the general partner of ETP (“ETP GP”), ETP Acquisition Sub, LLC, and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (“ETE”).

The Amendment amends the Agreement and Plan of Merger, dated as of November 20, 2016, by and among SXL, SXL GP, ETP, ETP GP and, solely for purposes of certain provisions therein, ETE (the “Original Agreement” and, as amended by the Amendment, the “Merger Agreement”), to provide that, among other things, upon the terms and subject to the conditions set forth in the Merger Agreement, (i) SXL GP will be merged with and into ETP GP (the “GP Merger”), with ETP GP surviving the GP Merger as an indirect wholly owned subsidiary of ETE, and (ii) SXL Merger Sub LP will be merged with and into ETP (the “MLP Merger” and, together with the GP Merger, the “Mergers”), with ETP surviving the MLP Merger as a wholly owned subsidiary of SXL, in each case on the terms and subject to the conditions set forth in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each common unit representing a limited partner interest in ETP (each, a “Common Unit”) issued and outstanding or deemed issued and outstanding as of immediately prior to the Effective Time will be converted into the right to receive 1.50 (the “Exchange Ratio”) common units representing limited partner interests in SXL (the “SXL Common Units”) (the “Merger Consideration”). Each Series A Cumulative Convertible Preferred Unit of ETP, each Class E Unit of ETP, each Class G Unit of ETP, each Class I Unit of ETP, each Class J Unit of ETP and each Class K Unit of ETP, if any, issued and outstanding or deemed issued and outstanding as of immediately prior to the Effective Time will be converted into the right to receive a corresponding unit in SXL with the same rights, preferences, privileges, powers, duties and obligations as such existing ETP unit had immediately prior to the Effective Time. The corresponding units in SXL will be issued pursuant to the Fourth Amended and Restated Partnership Agreement of Sunoco Logistics Partners L.P., which will be executed at the Effective Time.

Each award of restricted units to acquire Common Units granted under any ETP equity plan (collectively, the “ETP Restricted Units”) issued and outstanding immediately prior to the Effective Time will automatically be converted, at the Effective Time, into the right to receive an award of restricted units to acquire SXL Common Units (“Converted Restricted Unit Award”) on the same terms and conditions as were applicable to the corresponding award of ETP Restricted Units, except that the Converted Restricted Unit Award will be equal to the number of Common Units subject to the corresponding award of ETP Restricted Units multiplied by the Exchange Ratio.

Each award of cash units granted under ETP’s Long-Term Incentive Cash Restricted Unit Plan (collectively, the “ETP Cash Units”) issued and outstanding immediately prior to the Effective Time will automatically be converted, at the Effective Time, into the right to receive an award of restricted cash units relating to SXL Common Units on the same terms and conditions as were applicable to the corresponding award of ETP Cash Units, except that the number of notional units that upon vesting entitles the holder to receive an amount of cash equal to the fair market value of an SXL Common Unit shall be equal to the number of notional Common Units related to the corresponding award of ETP Cash Units multiplied by the Exchange Ratio.

Following the recommendation of the ETP’s Conflicts Committee of the board of directors of ETP GP’s general partner, the board of directors of ETP GP’s general partner approved the Amendment and resolved to submit the Merger Agreement, as amended, to a vote of ETP unitholders and to recommend that ETP’s unitholders adopt the Merger Agreement. Following the recommendation of the SXL’s Conflicts Committee of the board of directors of SXL GP, the board of directors of the SXL GP approved the Amendment.

The Original Agreement and the Amendment are included as Exhibits 2.1 and 2.2 hereto and are incorporated by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about SXL, ETP or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of SXL, ETP or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in SXL’s or ETP’s public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. SXL and ETP cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of SXL to successfully integrate ETP’s operations and employees and realize anticipated synergies and cost savings, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, the ability to achieve revenue, DCF and EBITDA growth, and volatility in the price of crude oil, natural gas, natural gas liquids and refined products. Actual results and outcomes may differ materially from those expressed in such forward-looking statements. These and other risks and uncertainties are discussed in more detail in filings made by SXL and ETP with the Securities and Exchange Commission (the “SEC”), which are available to the public. SXL and ETP undertake no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT REGARDING THE TRANSACTION CAREFULLY WHEN IT BECOMES AVAILABLE. These documents (when they become available), and any other documents filed by SXL or ETP with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of SXL or ETP at the following:

Sunoco Logistics Partners L.P.	Energy Transfer Partners, L.P.
3807 West Chester Pike	8111 Westchester Drive
Newtown Square, PA 19073	Dallas, TX 75225
Attention: Investor Relations	Attention: Investor Relations
Phone: 866-248-4344	Phone: 214-981-0700
Email: IR@sunocologistics.com	Email: InvestorRelations@energytransfer.com

Participants in the Solicitation

SXL, ETP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the directors and executive officers of SXL is contained in SXL’s Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 26, 2016. Information regarding the directors and executive officers of ETP is contained in ETP’s Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the proxy statement/prospectus.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of November 20, 2016, by and among Energy Transfer Partners, L.P., Energy Transfer Partners, GP, L.P., Sunoco Logistics Partners L.P., Sunoco Partners LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to the Current Report on Form 8-K of SXL filed with the SEC on November 21, 2016).

2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 16, 2016, by and among Sunoco Logistics Partners L.P., Sunoco Partners LLC, SXL Acquisition Sub LLC, SXL Acquisition Sub LP, Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., ETP Acquisition Sub, LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P.

*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

	By:	Sunoco Partners LLC,
its general partner

Date: December 21, 2016

	By:	/S/ PETER J. GVAZDAUSKAS
		Name:	Peter J. Gvazdauskas
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of November 20, 2016, by and among Energy Transfer Partners, L.P., Energy Transfer Partners, GP, L.P., Sunoco Logistics Partners L.P., Sunoco Partners LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to the Current Report on Form 8-K of SXL filed with the SEC on November 21, 2016).

2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 16, 2016, by and among Sunoco Logistics Partners L.P., Sunoco Partners LLC, SXL Acquisition Sub LLC, SXL Acquisition Sub LP, Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., ETP Acquisition Sub, LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P.

*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.